Credit Risk Manager Report
FFMLT 2005FF9
Reporting Date
10/31/2005
Determination Date
11/15/2005
Credit Risk Manager Report - B
The information contained in this report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this report is not investment advice concerning a particular portfoloio or security, and no mention of a particular security in this report constitutes a recommendation to buy, sell, or hold that or any other security.
Section I: Executive Summary
Section II: General Pool Characteristics
Section III: Performance
Section IV: Prepayment
Section V: Servicer Remittance Reporting
Table of Contents
Section VI: Loan Reviews
Section I: Executive Summary
Security Code
FFMLT 2005FF9
Client
Lehman
Servicer
National City Home Loan Service, Inc.
Trustee
U.S. Bank National Association
Depositor
Structured Asset Securities Corporation
Securities Admin
N/A
Backup Servicer
N/A
Close Date
09/30/2005
Custodian
U.S. Bank National Association
Determination
15th Day of the Month
Distribution
25th Day of the Month
First Cutoff
09/01/2005
Master Servicer
Aurora Loan Services, LLC
Issue Amt
1,705,534,714
Issue Count
6,597
Cumulative
Original
Orig %
Current EOM
Act
Curr %
Cur %
Orig
Loss %
Orig
Remit Actual
End
Remit Sched
End
Balance 1,714,855,781 100.00% 1,689,293,400 100.00% 98.51% 0.00% 1,689,293,399.52 1,689,053,538.39
Count 6,649 100.00% 6,545 100.00% 98.44% 0.00% 6,545 6,545
Collection
Narrative
Overall, the performance of the security compares favorably to all benchmarks.
Cash Narrative
There are no remittance issues that require action at this time.
Customer
Service
Narrative
There are no customer service issues that require action at this time.
Review Type*
Outstanding
New
LM Rvw Cnt 0 0
FC Rvw Cnt 0 0
REO Rvw Cnt 0 0
Valuation Rvw Cnt 0 0
Loss Rvw Cnt 0 0
BK Rvw Cnt
0 0
Performance Rvw Cnt 0 0
Remittance Rvw Cnt 0 0
Contact Review Cnt 0 0
Compliance Rvw Cnt 0 0
MI Rvw Cnt 0 0
OS Rvw cnt 0 0
MR Recommended Action
Orig Count
Trans Balance
*A loan can have multiple reviews.
*Only new reviews will have a current reccomended action. The previous reccomendation will stand for unresolved issues, with a scheduled follow-up.
New Review Recomended Action
Reviews (Continued and New Issues)
Monthly Narrative
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section I: Page 1 of 1
2004 MortgageRamp, Inc. All rights reserved.
FFMLT 2005FF9
Section II
General Pool Characteristics
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section II: Page 1 of 3
FFMLT 2005FF9
Arm Flag
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
N 146,447,010 8.54% 143,848,854 8.52% 98.23% 0.00%
843 12.68% 829 12.67% 98.34% 0.00%
Y 1,568,408,771 91.46% 1,545,444,545 91.48% 98.54% 0.00%
5,806 87.32% 5,716 87.33% 98.45% 0.00%
IO Flag
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
N 338,520,908 19.74% 330,649,917 19.57% 97.67% 0.00%
1,872 28.15% 1,837 28.07% 98.13% 0.00%
Y 1,376,334,874 80.26% 1,358,643,483 80.43% 98.71% 0.00%
4,777 71.85% 4,708 71.93% 98.56% 0.00%
Occupancy
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
N 27,425,565 1.60% 24,980,569 1.48% 91.08% 0.00%
145 2.18% 133 2.03% 91.72% 0.00%
Y 1,687,430,216 98.40% 1,664,312,830 98.52% 98.63% 0.00%
6,504 97.82% 6,412 97.97% 98.59% 0.00%
Orig PPP
Flag
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
No 299,845,193 17.49% 285,275,259 16.89% 95.14% 0.00%
1,290 19.40% 1,246 19.04% 96.59% 0.00%
Yes 1,415,010,588 82.51% 1,404,018,140 83.11% 99.22% 0.00%
5,359 80.60% 5,299 80.96% 98.88% 0.00%
Doc Level
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
Alternative Doc 847,931,021 49.45% 838,124,675 49.61% 98.84% 0.00%
3,275 49.26% 3,239 49.49% 98.90% 0.00%
Full Doc 848,249,697 49.46% 832,508,346 49.28% 98.14% 0.00%
3,322 49.96% 3,254 49.72% 97.95% 0.00%
Stated Doc 18,675,063 1.09% 18,660,379 1.10% 99.92% 0.00%
52 0.78% 52 0.79% 100.00% 0.00%
Orig PPP
Mos
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
0 299,845,193 17.49% 285,275,259 16.89% 95.14% 0.00%
1,290 19.40% 1,246 19.04% 96.59% 0.00%
12 116,344,508 6.78% 115,710,952 6.85% 99.46% 0.00%
345 5.19% 343 5.24% 99.42% 0.00%
24 855,119,647 49.87% 848,551,224 50.23% 99.23% 0.00%
3,088 46.44% 3,052 46.63% 98.83% 0.00%
36 443,546,433 25.86% 439,755,964 26.03% 99.15% 0.00%
1,926 28.97% 1,904 29.09% 98.86% 0.00%
DQ Risk Grp
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
R1 30,950,515 1.80% 29,342,015 1.74% 94.80% 0.00%
147 2.21% 141 2.15% 95.92% 0.00%
R2 179,796,407 10.48% 178,320,412 10.56% 99.18% 0.00%
729 10.96% 723 11.05% 99.18% 0.00%
R3 410,787,730 23.95% 404,020,488 23.92% 98.35% 0.00%
1,627 24.47% 1,601 24.46% 98.40% 0.00%
R4 409,610,403 23.89% 404,375,821 23.94% 98.72% 0.00%
1,592 23.94% 1,571 24.00% 98.68% 0.00%
R5 455,856,632 26.58% 449,048,783 26.58% 98.51% 0.00%
1,793 26.97% 1,761 26.91% 98.22% 0.00%
R6 173,535,396 10.12% 170,749,375 10.11% 98.39% 0.00%
617 9.28% 607 9.27% 98.38% 0.00%
R7 36,996,735 2.16% 36,128,352 2.14% 97.65% 0.00%
99 1.49% 96 1.47% 96.97% 0.00%
R8 12,433,314 0.73% 12,424,530 0.74% 99.93% 0.00%
33 0.50% 33 0.50% 100.00% 0.00%
R9 4,888,650 0.29% 4,883,623 0.29% 99.90% 0.00%
12 0.18% 12 0.18% 100.00% 0.00%
Orig Product
Type
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
30/24LB 16 229,989,861 13.41% 224,253,845 13.28% 97.51% 0.00%
1,209 18.18% 1,184 18.09% 97.93% 0.00%
Balloon 238,450 0.01% 238,029 0.01% 99.82% 0.00%
3 0.05% 3 0.05% 100.00% 0.00%
Balloon IO 878,250 0.05% 878,112 0.05% 99.98% 0.00%
4 0.06% 4 0.06% 100.00% 0.00%
Fixed 108,292,597 6.31% 106,158,042 6.28% 98.03% 0.00%
660 9.93% 650 9.93% 98.48% 0.00%
IO ARM 1,375,456,624 80.21% 1,357,765,370 80.37% 98.71% 0.00%
4,773 71.79% 4,704 71.87% 98.55% 0.00%
Orig Credit
Score by 50
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
501-550 31,226,730 1.82% 30,564,673 1.81% 97.88% 0.00%
204 3.07% 198 3.03% 97.06% 0.00%
551-600 220,985,468 12.89% 216,143,937 12.79% 97.81% 0.00%
1,270 19.10% 1,245 19.02% 98.03% 0.00%
601-650 480,317,322 28.01% 473,170,154 28.01% 98.51% 0.00%
1,961 29.49% 1,933 29.53% 98.57% 0.00%
651-700 593,174,724 34.59% 587,880,000 34.80% 99.11% 0.00%
1,995 30.00% 1,975 30.18% 99.00% 0.00%
701-750 285,300,644 16.64% 279,621,568 16.55% 98.01% 0.00%
896 13.48% 879 13.43% 98.10% 0.00%
751-800 101,859,543 5.94% 99,923,100 5.92% 98.10% 0.00%
315 4.74% 307 4.69% 97.46% 0.00%
801+ 1,991,350 0.12% 1,989,968 0.12% 99.93% 0.00%
8 0.12% 8 0.12% 100.00% 0.00%
Pool Migration Stratification
Pool Characteristics History
Reporting
Date
Cur Balance
Cur
Count
Cur Wgt
Loan
Age
Cur
WAC
Cur
Wgt
Orig
Rlvl
Cur Wgt
UnderW
riting
Score
Cur Wgt
Recent
Score
Cur
Wgt
CLTV
Cur
NOO
Rate
Cur
Stated
Doc
Rate
Cur
2nd
Rate
Cur Avg
Balance
09/30/2005 1,700,136,457 6,581 1.31 6.46 13.16 659.54 0.00 90.90 1.54% 1.10% 0.00% 257,714
10/31/2005 1,689,293,400 6,545 2.31 6.46 13.16 659.56 0.00 90.90 1.48% 1.10% 0.00% 256,693
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section II: Page 2 of 3
FFMLT 2005FF9
Orig CLTV
by 10%
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
b. 0-40 5,083,600 0.30% 5,066,410 0.30% 99.66% 0.00%
43 0.65% 43 0.66% 100.00% 0.00%
c. 41-50 11,853,900 0.69% 11,299,829 0.67% 95.33% 0.00%
72 1.08% 71 1.08% 98.61% 0.00%
d. 51-60 29,477,900 1.72% 29,099,435 1.72% 98.72% 0.00%
147 2.21% 145 2.22% 98.64% 0.00%
e. 61-70 64,974,905 3.79% 63,376,369 3.75% 97.54% 0.00%
301 4.53% 294 4.49% 97.67% 0.00%
f. 71-80 288,919,659 16.85% 284,540,357 16.84% 98.48% 0.00%
1,176 17.69% 1,156 17.66% 98.30% 0.00%
g. 81-90 369,497,060 21.55% 361,130,420 21.38% 97.74% 0.00%
1,560 23.46% 1,526 23.32% 97.82% 0.00%
h. 91-100 945,048,758 55.11% 934,780,579 55.34% 98.91% 0.00%
3,350 50.38% 3,310 50.57% 98.81% 0.00%
Original
Coupon by
100
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
b. 0-5 14,804,140 0.86% 14,264,672 0.84% 96.36% 0.00%
40 0.60% 39 0.60% 97.50% 0.00%
c. 5.1-6 598,254,158 34.89% 595,833,549 35.27% 99.60% 0.00%
1,767 26.58% 1,760 26.89% 99.60% 0.00%
d. 6.1-7 765,219,097 44.62% 752,963,506 44.57% 98.40% 0.00%
2,977 44.77% 2,933 44.81% 98.52% 0.00%
e. 7.1-8 272,166,796 15.87% 264,000,018 15.63% 97.00% 0.00%
1,429 21.49% 1,392 21.27% 97.41% 0.00%
f. 8.1-9 61,714,641 3.60% 59,538,282 3.52% 96.47% 0.00%
411 6.18% 396 6.05% 96.35% 0.00%
g. 9.1-10 2,696,950 0.16% 2,693,373 0.16% 99.87% 0.00%
25 0.38% 25 0.38% 100.00% 0.00%
Orig Loan
size by 100k
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
b. 0-50 4,249,189 0.25% 4,159,938 0.25% 97.90% 0.00%
101 1.52% 99 1.51% 98.02% 0.00%
c. 51-100 58,209,541 3.39% 56,480,172 3.34% 97.03% 0.00%
727 10.93% 706 10.79% 97.11% 0.00%
d. 101-200 341,862,037 19.94% 336,783,814 19.94% 98.51% 0.00%
2,282 34.32% 2,248 34.35% 98.51% 0.00%
e. 201-300 383,309,843 22.35% 379,154,204 22.44% 98.92% 0.00%
1,553 23.36% 1,537 23.48% 98.97% 0.00%
f. 301-400 312,676,148 18.23% 307,466,424 18.20% 98.33% 0.00%
901 13.55% 886 13.54% 98.34% 0.00%
g. 401-500 203,786,973 11.88% 202,052,960 11.96% 99.15% 0.00%
458 6.89% 454 6.94% 99.13% 0.00%
h. 501-600 181,534,255 10.59% 178,157,562 10.55% 98.14% 0.00%
333 5.01% 327 5.00% 98.20% 0.00%
i. 601-700 89,938,535 5.24% 86,548,928 5.12% 96.23% 0.00%
138 2.08% 133 2.03% 96.38% 0.00%
j. 701-800 46,648,650 2.72% 45,880,872 2.72% 98.35% 0.00%
62 0.93% 61 0.93% 98.39% 0.00%
k. 801-900 25,684,510 1.50% 25,670,987 1.52% 99.95% 0.00%
30 0.45% 30 0.46% 100.00% 0.00%
l. 901-999 23,682,400 1.38% 23,673,574 1.40% 99.96% 0.00%
25 0.38% 25 0.38% 100.00% 0.00%
m. 1,000+ 43,273,700 2.52% 43,263,965 2.56% 99.98% 0.00%
39 0.59% 39 0.60% 100.00% 0.00%
Property
type
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
2-4 Family 70,108,744 4.09% 69,911,094 4.14% 99.72% 0.00%
224 3.37% 223 3.41% 99.55% 0.00%
Condo 145,363,359 8.48% 142,970,382 8.46% 98.35% 0.00%
570 8.57% 562 8.59% 98.60% 0.00%
Mobile Home 178,200 0.01% 178,200 0.01% 100.00% 0.00%
1 0.02% 1 0.02% 100.00% 0.00%
PUD 338,176,040 19.72% 334,492,562 19.80% 98.91% 0.00%
1,160 17.45% 1,148 17.54% 98.97% 0.00%
Single Family 1,161,029,439 67.70% 1,141,741,161 67.59% 98.34% 0.00%
4,694 70.60% 4,611 70.45% 98.23% 0.00%
Purpose
Orig
Balance
Orig %
Cur
Balance
Curr
%
Cur %
Orig
Loss
% Orig
Cashout Refi 551,797,768 32.18% 544,218,715 32.22% 98.63% 0.00%
2,442 36.73% 2,409 36.81% 98.65% 0.00%
Purchase 1,120,461,524 65.34% 1,106,494,849 65.50% 98.75% 0.00%
3,994 60.07% 3,938 60.17% 98.60% 0.00%
Rate/Term Refi 42,596,489 2.48% 38,579,835 2.28% 90.57% 0.00%
213 3.20% 198 3.03% 92.96% 0.00%
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section II: Page 3 of 3
FFMLT 2005FF9
Section III
Performance
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 1 of 4
Period Performance Trends
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 2 of 4
Period Performance Trends
Early Payment Default
First Payment Default - Loan is delinquenty, and no payment has been recieved.
Early Payment Default - Loan is delinquent, and only one payment has been recieved.
Reporting
Date
30dpd OTS
EOM Act
Rate
60dpd OTS
EOM Act
Rate
Loss Mit
Actual Rate
FC Actual
Rate
REO Actual
Rate
Liquidated
Actual Rate
Liquidated
Actual
Severity
09/30/2005 0.02% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
10/31/2005 0.35% 0.02% 0.00% 0.00% 0.00% 0.00% 0.00%
Period Performance History
ARM Flag
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
N 99.08% 0.62% 0.18% 0.12%
Y 97.76% 1.78% 0.37% 0.02% 0.07%
Current Month Perfomance Stratification
IO Flag
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
N 96.96% 2.33% 0.62% 0.10%
Y 98.10% 1.52% 0.29% 0.03% 0.06%
Product
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
30/24LB 16 95.95% 3.11% 0.80% 0.14%
Balloon 75.38% 24.62%
Balloon IO 100.00%
Fixed 99.13% 0.63% 0.24%
IO ARM 98.10% 1.52% 0.29% 0.03% 0.06%
PPP Flag
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
No 97.63% 1.81% 0.41% 0.12% 0.03%
Yes 97.93% 1.65% 0.34% 0.08%
DocLevel
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
Alternative Doc 98.36% 1.36% 0.24% 0.05%
Full Doc 97.41% 2.00% 0.48% 0.04% 0.07%
Stated Doc 97.10% 1.98% 0.92%
Lien Position
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
1 97.88% 1.68% 0.35% 0.02% 0.07%
Risk Grp
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
R1 99.50% 0.50%
R2 99.17% 0.53% 0.18% 0.12%
R3 98.44% 1.36% 0.16% 0.04%
R4 96.54% 2.81% 0.55% 0.11%
R5 94.75% 3.81% 1.18% 0.26%
R6 92.62% 5.43% 1.95%
R7 94.43% 5.57%
R8 100.00%
Loan Size
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
b. 0-50 97.12% 2.88%
c. 51-100 97.24% 1.56% 0.77% 0.43%
d. 101-200 97.27% 2.03% 0.42% 0.28%
e. 201-300 98.13% 1.64% 0.23%
f. 301-400 98.27% 1.39% 0.23% 0.11%
g. 401-500 98.19% 1.57% 0.24%
h. 501-600 98.48% 1.19% 0.33%
i. 601-700 96.91% 2.31% 0.77%
j. 701-800 96.58% 1.68% 1.74%
k. 801-900 100.00%
l. 901-999 96.06% 3.94%
m. 1,000+ 97.55% 2.45%
UW Score
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
501-600 94.81% 4.04% 0.90% 0.14% 0.11%
601-700 98.27% 1.39% 0.25% 0.09%
701-800 98.75% 0.97% 0.28%
801+ 100.00%
Occupancy
a. Current
b. Non-Report
c. 30dpd
d. 60dpd
i. Bankruptcy
N 100.00%
Y 97.84% 1.70% 0.36% 0.02% 0.07%
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 3 of 4
Early Default
Cur Balance
Percentage
Cur Count Percentage
Current 1,682,985,867 99.63% 6,518 99.59%
Early Pay Default 1,321,943 0.08% 10 0.15%
First Pay Default 4,985,590 0.30% 17 0.26%
Early Default
Delq Status Cur Balance
Percentage
Cur Count Percentage
Early Pay Default 3. 30dpd 1,321,943 100.00% 10 100.00%
1,321,943
10
Early Default
Delq Status Cur Balance
Percentage
Cur Count Percentage
First Pay Default 3. 30dpd 4,645,590 93.18% 16 94.12%
4. 60dpd 340,000 6.82% 1 5.88%
4,985,590
17
Early Default
Current Loan status
Cur Balance
Percentage Cur Count Percentage
Early Pay Default c. 30dpd 1,321,943 100.00% 10 100.00%
1,321,943
10
Early Default
Current Loan status
Cur Balance
Percentage Cur Count Percentage
First Pay Default c. 30dpd 4,645,590 93.18% 16 94.12%
d. 60dpd 340,000 6.82% 1 5.88%
4,985,590
17
FFMLT 2005FF9
2004 MortgageRamp, Inc. All rights reserved.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
Section III: 4 of 4
Section IV
Prepayment
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 1 of 4
FFMLT 2005FF9
Arm Flag
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
N 146,447,010 8.54% 501,225 3.97% 98.23%
843 12.68% 2 4.44% 98.34%
Y 1,568,408,771 91.46% 12,109,069 96.03% 98.54%
5,806 87.32% 43 95.56% 98.45%
IO Flag
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
N 338,520,908 19.74% 1,506,959 11.95% 97.67%
1,872 28.15% 5 11.11% 98.13%
Y 1,376,334,874 80.26% 11,103,335 88.05% 98.71%
4,777 71.85% 40 88.89% 98.56%
Occupancy
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
N 27,425,565 1.60% 1,863,340 14.78% 91.08%
145 2.18% 8 17.78% 91.72%
Y 1,687,430,216 98.40% 10,746,954 85.22% 98.63%
6,504 97.82% 37 82.22% 98.59%
Orig PPP
Flag
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
No 299,845,193 17.49% 7,583,009 60.13% 95.14%
1,290 19.40% 25 55.56% 96.59%
Yes 1,415,010,588 82.51% 5,027,285 39.87% 99.22%
5,359 80.60% 20 44.44% 98.88%
Doc Level
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
Alternative Doc 847,931,021 49.45% 6,404,807 50.79% 98.84%
3,275 49.26% 21 46.67% 98.90%
Full Doc 848,249,697 49.46% 6,205,487 49.21% 98.14%
3,322 49.96% 24 53.33% 97.95%
Stated Doc 18,675,063 1.09% 99.92%
52 0.78% 0 0.00% 100.00%
Orig PPP
Mos
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
0 299,845,193 17.49% 7,583,009 60.13% 95.14%
1,290 19.40% 25 55.56% 96.59%
12 116,344,508 6.78% 286,740 2.27% 99.46%
345 5.19% 1 2.22% 99.42%
24 855,119,647 49.87% 4,045,621 32.08% 99.23%
3,088 46.44% 15 33.33% 98.83%
36 443,546,433 25.86% 694,924 5.51% 99.15%
1,926 28.97% 4 8.89% 98.86%
Orig Credit
Score by 50
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
501-550 31,226,730 1.82% 179,626 1.42% 97.88%
204 3.07% 1 2.22% 97.06%
551-600 220,985,468 12.89% 1,636,830 12.98% 97.81%
1,270 19.10% 6 13.33% 98.03%
601-650 480,317,322 28.01% 4,084,307 32.39% 98.51%
1,961 29.49% 15 33.33% 98.57%
651-700 593,174,724 34.59% 2,249,142 17.84% 99.11%
1,995 30.00% 9 20.00% 99.00%
701-750 285,300,644 16.64% 3,663,940 29.06% 98.01%
896 13.48% 10 22.22% 98.10%
751-800 101,859,543 5.94% 796,450 6.32% 98.10%
315 4.74% 4 8.89% 97.46%
801+ 1,991,350 0.12% 99.93%
8 0.12% 0 0.00% 100.00%
Cumulative Prepayment Stratification
Period CPR Trend
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 2 of 4
FFMLT 2005FF9
DQ Risk Grp
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
R1 30,950,515 1.80% 796,450 6.32% 94.80%
147 2.21% 4 8.89% 95.92%
R2 179,796,407 10.48% 890,980 7.07% 99.18%
729 10.96% 4 8.89% 99.18%
R3 410,787,730 23.95% 3,183,100 25.24% 98.35%
1,627 24.47% 10 22.22% 98.40%
R4 409,610,403 23.89% 2,764,900 21.93% 98.72%
1,592 23.94% 11 24.44% 98.68%
R5 455,856,632 26.58% 4,131,034 32.76% 98.51%
1,793 26.97% 14 31.11% 98.22%
R6 173,535,396 10.12% 192,000 1.52% 98.39%
617 9.28% 1 2.22% 98.38%
R7 36,996,735 2.16% 651,830 5.17% 97.65%
99 1.49% 1 2.22% 96.97%
R8 12,433,314 0.73% 99.93%
33 0.50% 0 0.00% 100.00%
R9 4,888,650 0.29% 99.90%
12 0.18% 0 0.00% 100.00%
Orig CLTV
by 10%
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
b. 0-40 5,083,600 0.30% 99.66%
43 0.65% 0 0.00% 100.00%
c. 41-50 11,853,900 0.69% 0 0.00% 95.33%
72 1.08% 0 0.00% 98.61%
d. 51-60 29,477,900 1.72% 179,994 1.43% 98.72%
147 2.21% 1 2.22% 98.64%
e. 61-70 64,974,905 3.79% 1,213,456 9.62% 97.54%
301 4.53% 4 8.89% 97.67%
f. 71-80 288,919,659 16.85% 1,612,797 12.79% 98.48%
1,176 17.69% 7 15.56% 98.30%
g. 81-90 369,497,060 21.55% 4,106,240 32.56% 97.74%
1,560 23.46% 16 35.56% 97.82%
h. 91-100 945,048,758 55.11% 5,497,808 43.60% 98.91%
3,350 50.38% 17 37.78% 98.81%
Orig Loan
size by 100k
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
b. 0-50 4,249,189 0.25% 97.90%
101 1.52% 0 0.00% 98.02%
c. 51-100 58,209,541 3.39% 96,000 0.76% 97.03%
727 10.93% 1 2.22% 97.11%
d. 101-200 341,862,037 19.94% 2,042,091 16.19% 98.51%
2,282 34.32% 14 31.11% 98.51%
e. 201-300 383,309,843 22.35% 3,461,095 27.45% 98.92%
1,553 23.36% 14 31.11% 98.97%
f. 301-400 312,676,148 18.23% 3,052,895 24.21% 98.33%
901 13.55% 9 20.00% 98.34%
g. 401-500 203,786,973 11.88% 832,000 6.60% 99.15%
458 6.89% 2 4.44% 99.13%
h. 501-600 181,534,255 10.59% 1,106,633 8.78% 98.14%
333 5.01% 2 4.44% 98.20%
i. 601-700 89,938,535 5.24% 2,019,580 16.02% 96.23%
138 2.08% 3 6.67% 96.38%
j. 701-800 46,648,650 2.72% 98.35%
62 0.93% 0 0.00% 98.39%
k. 801-900 25,684,510 1.50% 99.95%
30 0.45% 0 0.00% 100.00%
l. 901-999 23,682,400 1.38% 99.96%
25 0.38% 0 0.00% 100.00%
m. 1,000+ 43,273,700 2.52% 99.98%
39 0.59% 0 0.00% 100.00%
Original
Coupon by
100
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
b. 0-5 14,804,140 0.86% 0 0.00% 96.36%
40 0.60% 0 0.00% 97.50%
c. 5.1-6 598,254,158 34.89% 1,407,444 11.16% 99.60%
1,767 26.58% 5 11.11% 99.60%
d. 6.1-7 765,219,097 44.62% 5,151,347 40.85% 98.40%
2,977 44.77% 18 40.00% 98.52%
e. 7.1-8 272,166,796 15.87% 5,249,679 41.63% 97.00%
1,429 21.49% 18 40.00% 97.41%
f. 8.1-9 61,714,641 3.60% 801,825 6.36% 96.47%
411 6.18% 4 8.89% 96.35%
g. 9.1-10 2,696,950 0.16% 99.87%
25 0.38% 0 0.00% 100.00%
Purpose
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
Cashout Refi 551,797,768 32.18% 4,609,991 36.56% 98.63%
2,442 36.73% 18 40.00% 98.65%
Purchase 1,120,461,524 65.34% 6,336,053 50.25% 98.75%
3,994 60.07% 22 48.89% 98.60%
Rate/Term Refi 42,596,489 2.48% 1,664,250 13.20% 90.57%
213 3.20% 5 11.11% 92.96%
Property
type
Orig
Balance
Orig %
Cml Prepay
Bal
Curr
%
Cur %
Orig
2-4 Family 70,108,744 4.09% 99.72%
224 3.37% 0 0.00% 99.55%
Condo 145,363,359 8.48% 1,343,129 10.65% 98.35%
570 8.57% 5 11.11% 98.60%
Mobile Home 178,200 0.01% 100.00%
1 0.02% 0 0.00% 100.00%
PUD 338,176,040 19.72% 1,614,750 12.81% 98.91%
1,160 17.45% 7 15.56% 98.97%
Single Family 1,161,029,439 67.70% 9,652,415 76.54% 98.34%
4,694 70.60% 33 73.33% 98.23%
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 3 of 4
FFMLT 2005FF9
Determination Date
Begin actual bal.
PPP
10/15/2005 38,413.47
11/15/2005 10,497,928.06 116,091.36
10,497,928.06 154,504.83
Prepayment Penalty Premium Analysis
*Prepayment penalty premiums are measured based the remittance time cycle versus the calendar month cycle of most MortgageRamp measures.
Using this methodology aids in servicer remittance reconciliation.
Rvw Finding
Orig Count
Determination
Date
Total
No PPP Flag and
No Premium
Remitted
PPP Flag and
Premium
Remitted
10/15/2005 16 11 5
11/15/2005 36 19 17
52
30
22
PPP Premium Exceptions
Prepaid Loans and PPP Premium
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section IV: Page 4 of 4
FFMLT 2005FF9
Section V
Servicer Remittance Reporting
Remittance delinquency calculations are using OTS end of the month methodology, with scheduled balances as of the determination date.
2004 MortgageRamp, Inc. All rights reserved.
Section V: Page 1 of 2
FFMLT 2005FF9
Servicer Reported Remittance Delinquency Comparison
MR Rpt
MR Rpt
MR Rpt
MR Rpt
Servicer Rpt
a. Current
b. 30dpd
c. 60dpd
k. PrePaid
k. PrePaid
0 0
36 36
unknown
1,689,053,538 1,682,750,687 5,962,851 340,000
6,545 6,518 26 1
1,682,750,687
5,962,851
340,000
0
6,518
26
1
36
Reporting
Date
Begin sched
bal.
End
scheduled
bal.
Curtailment
interest
Curtailment
principle
Remit
Scheduled
Interest
Net
scheduled
interest
PI PMT
PPP
09/30/2005 1,705,534,714 1,699,906,778 56,427 9,188,855 8,475,571 9,486,073 38,413
10/31/2005 1,699,906,778 1,689,053,538 53,413 9,155,276 8,445,993 9,453,207 116,091
109,840
18,344,130
16,921,563
18,939,280
154,505
Servicer Remittance Summary
Remittance delinquency calculations are using OTS end of the month methodology, with scheduled balances as of the determination date.
2004 MortgageRamp, Inc. All rights reserved.
Section V: Page 2 of 2
FFMLT 2005FF9
Section VI
MortgageRamp Loan Reviews
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section VI: Page 1 of 2
FFMLT 2005FF9
Reason for Review 3 Month History
Reccomended Action 3 Month History
*There can be multiple reasons for review of an individual loan.
*Only new reviews will have a current reccomended action. The previous reccomendation will stand for unresolved issues, with a scheduled follow-up.
All delinquency calculations are using OTS end of the month methodology, with actual balances as of the end of the month.
2004 MortgageRamp, Inc. All rights reserved.
Section VI: Page 2 of 2
FFMLT 2005FF9

Document Outline

  Cover Page
  Disclaimer
  Table of Contents
  Executive Summary
  General Pool Characteristics
  Performance
  Prepayment
  Servicer Remittance Reporting
  Loan Reviews